UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

QUALYS, INC.

(Name of Registrant as Specified In Its Charter)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: For 01) Sandra E. Bergeron 02) Kristi M. Rogers 2. To ratify the appointment of Grant Thornton LLP as Qualys, Inc.’s independent registered public accounting firm for For its fiscal year ending December 31, 2022. 3. To approve, on an advisory and non-binding basis, the compensation of Qualys, Inc.’s named executive officers as For described in the Proxy Statement. 4. To approve Qualys, Inc.’s 2012 Equity Incentive Plan, as amended, restated and extended. For NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

Your Vote Counts! QUALYS, INC. 2022 Annual Meeting Qualys Vote by June 07, 2022 11 :59 PM ET QUALYS, INC. 919 EAST HILLSDALE BLVD. FOSTER CITY, CA 94404 You invested in QUALYS, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 08, 2022. Get informed before you vote View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and June 08, 2022 11:00 AM PDT vote without entering a number Virtually at: www.virtualshareholdermeeting.com/QLYS2022 *Please check the meeting materials for any special requirements for meeting attendance. Qualys